UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant:	Vanguard Horizon Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	John E. Schadl, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2023—September 30, 2024

Item 1: Reports to Shareholders.

TABLE OF CONTENTS

Vanguard International Core Stock Fund Investor Shares - VWICX

Vanguard International Core Stock Fund Admiral™ Shares - VZICX

Vanguard International Core Stock Fund
Investor Shares (VWICX)
Annual Shareholder Report | September 30, 2024

This annual shareholder report contains important information about Vanguard International Core Stock Fund (the "Fund") for the period of October 1, 2023, to September 30, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$54	0.48%
How did the Fund perform during the reporting period?
  For the 12 months ended September 30, 2024, the Fund outperformed its benchmark, the MSCI All Country World Index ex USA.
  Global economic growth appeared relatively stable at around 3% during the period, quelling recession fears. With inflation continuing to moderate across much of the world, major central banks including the European Central Bank, the Bank of England, and the U.S. Federal Reserve began lowering policy rates. The FTSE Global All Cap Index of stocks returned about 31%.
  From a regional perspective, Pacific Rim stocks contributed by far the most to outperformance, followed by emerging markets, Europe, and North America. In each market, outperformance was driven by stock selection, as the Fund’s regional allocations essentially mirrored those of its benchmark.
  In terms of sectors, selection in consumer discretionary, industrials, communication services, and information technology was one of the largest sources of outperformance, while selection in financials, utilities, and materials was one of the largest sources of underperformance.
How did the Fund perform since inception?
Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 16, 2019, Through September 30, 2024
Initial Investment of $10,000
Average Annual Total Returns
	1 Year	Since Inception (10/16/2019)
Investor Shares	27.08%	9.21%
MSCI All Country World Index ex USA	25.35%	7.33%
This table reflects the Fund’s investments, including short-term investments and other assets and liabilities.
Fund Statistics (as of September 30, 2024)
Fund Net Assets (in millions)	$1,982
Number of Portfolio Holdings	89
Portfolio Turnover Rate	74%
Total Investment Advisory Fees (in thousands)	$3,403
Portfolio Composition % of Net Assets (as of September 30, 2024)
Asia	42.0%
Europe	45.9%
North America	5.6%
Oceania	4.0%
Other	0.6%
South America	1.3%
Other Assets and Liabilities—Net	0.6%
Where can I find additional information about the Fund?
Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.
Connect with Vanguard® • vanguard.com
Fund Information • 800-662-7447
Direct Investor Account Services • 800-662-2739
Text Telephone for People Who Are Deaf or Hard of Hearing • 800-749-7273
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
AR2404

Vanguard International Core Stock Fund
Admiral™ Shares (VZICX)
Annual Shareholder Report | September 30, 2024
This annual shareholder report contains important information about Vanguard International Core Stock Fund (the "Fund") for the period of October 1, 2023, to September 30, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$43	0.38%
How did the Fund perform during the reporting period?
  For the 12 months ended September 30, 2024, the Fund outperformed its benchmark, the MSCI All Country World Index ex USA.
  Global economic growth appeared relatively stable at around 3% during the period, quelling recession fears. With inflation continuing to moderate across much of the world, major central banks including the European Central Bank, the Bank of England, and the U.S. Federal Reserve began lowering policy rates. The FTSE Global All Cap Index of stocks returned about 31%.
  From a regional perspective, Pacific Rim stocks contributed by far the most to outperformance, followed by emerging markets, Europe, and North America. In each market, outperformance was driven by stock selection, as the Fund’s regional allocations essentially mirrored those of its benchmark.
  In terms of sectors, selection in consumer discretionary, industrials, communication services, and information technology was one of the largest sources of outperformance, while selection in financials, utilities, and materials was one of the largest sources of underperformance.
How did the Fund perform since inception?
Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 16, 2019, Through September 30, 2024
Initial Investment of $50,000
Average Annual Total Returns
	1 Year	Since Inception (10/16/2019)
Admiral Shares	27.18%	9.31%
MSCI All Country World Index ex USA	25.35%	7.33%
This table reflects the Fund’s investments, including short-term investments and other assets and liabilities.
Fund Statistics (as of September 30, 2024)
Fund Net Assets (in millions)	$1,982
Number of Portfolio Holdings	89
Portfolio Turnover Rate	74%
Total Investment Advisory Fees (in thousands)	$3,403
Portfolio Composition % of Net Assets (as of September 30, 2024)
Asia	42.0%
Europe	45.9%
North America	5.6%
Oceania	4.0%
Other	0.6%
South America	1.3%
Other Assets and Liabilities—Net	0.6%
Where can I find additional information about the Fund?
Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.
Connect with Vanguard® • vanguard.com
Fund Information • 800-662-7447
Direct Investor Account Services • 800-662-2739
Text Telephone for People Who Are Deaf or Hard of Hearing • 800-749-7273
© 2024 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
AR534

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

Includes fees billed in connection with services to the Registrant only.

	Fiscal Year Ended September 30, 2024	Fiscal Year Ended September 30, 2023
(a) Audit Fees.	$180,000	$170,000
(b) Audit-Related Fees.	0	0
(c) Tax Fees.	0	0
(d) All Other Fees.	0	0
Total.	$180,000	$170,000

(e)	(1) Pre-Approval Policies. The audit committee is responsible for pre-approving all audit and non-audit services provided by PwC to: (i) the Vanguard funds; and (ii) Vanguard, or any entity controlled by Vanguard that provides ongoing services to the Vanguard funds. All services provided to Vanguard entities by the independent auditor, whether or not they are subject to preapproval, must be disclosed to the audit committee. The audit committee chair may preapprove any permissible audit and non-audit services as long as any preapproval is brought to the attention of the full audit committee at the next scheduled meeting.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)	Aggregate Non-Audit Fees.

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

	Fiscal Year Ended September 30, 2024	Fiscal Year Ended September 30, 2023
Non-audit fees to the Registrant only, listed as (b) through (d) above.	$0	$0

Non-audit Fees to other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.
Audit-Related Fees.	$3,508,505	$3,295,934
Tax Fees.	$2,017,364	$1,678,928
All Other Fees.	$268,000	$25,000
Total.	$5,793,869	$4,999,862

(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included in the financial statements filed under Item 7 of this Form.

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial Statements
For the year ended September 30, 2024
Vanguard International Core Stock Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	13
Tax information	14

International Core Stock Fund
Financial Statements
Schedule of Investments
As of September 30, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (99.4%)
Australia (4.0%)
	ANZ Group Holdings Ltd.	1,318,465	27,709
	Rio Tinto Ltd.	225,684	19,960
	Goodman Group	645,888	16,476
	Stockland	4,360,283	15,727
			79,872
Brazil (1.3%)
	Telefonica Brasil SA	2,527,390	25,897
Canada (4.8%)
	Barrick Gold Corp.	1,123,096	22,338
*	Shopify Inc. Class A	273,926	21,945
[1]	Nutrien Ltd.	456,069	21,916
	Cenovus Energy Inc.	1,002,726	16,771
	ARC Resources Ltd.	749,729	12,672
			95,642
China (8.5%)
	Tencent Holdings Ltd.	970,647	53,973
*	Trip.com Group Ltd.	478,783	28,808
	PICC Property & Casualty Co. Ltd. Class H	14,423,898	21,351
	ANTA Sports Products Ltd.	1,592,944	18,857
	Fuyao Glass Industry Group Co. Ltd. Class A	2,273,600	18,831
	Proya Cosmetics Co. Ltd. Class A	825,794	12,873
	KE Holdings Inc. Class A	1,852,261	12,853
			167,546
Denmark (1.8%)
	Novo Nordisk A/S Class B	300,868	35,686
Finland (1.0%)
	Nokia OYJ	4,473,313	19,531
France (6.7%)
	Engie SA	2,003,996	34,653
	Capgemini SE	109,524	23,646
	Accor SA	501,466	21,799
	Societe Generale SA	817,922	20,382
	Legrand SA	145,733	16,789
	BNP Paribas SA	223,013	15,304
			132,573
Germany (9.0%)
	SAP SE	166,870	38,169
	Allianz SE (Registered)	103,898	34,174
	Siemens AG (Registered)	148,943	30,132
	adidas AG	113,517	30,080
	Deutsche Telekom AG (Registered)	802,872	23,580
	RWE AG	606,368	22,092
			178,227
India (5.9%)
	Axis Bank Ltd.	1,446,926	21,273
	Larsen & Toubro Ltd.	478,333	20,976
	ICICI Bank Ltd.	1,107,742	16,811
	Mahindra & Mahindra Ltd.	360,018	13,288
	Bajaj Auto Ltd.	86,311	12,707
	UltraTech Cement Ltd.	84,787	11,938
	Tech Mahindra Ltd.	539,457	10,158
	Ashok Leyland Ltd.	3,278,357	9,199
			116,350

International Core Stock Fund
		Shares	Market Value• ($000)
Indonesia (0.9%)
	Bank Central Asia Tbk. PT	25,232,300	17,211
Ireland (1.0%)
	AIB Group plc	3,390,619	19,423
Italy (1.1%)
	FinecoBank Banca Fineco SpA	1,321,637	22,682
Japan (13.6%)
	ITOCHU Corp.	634,912	34,219
	Sony Group Corp.	1,683,630	32,709
	Otsuka Holdings Co. Ltd.	556,540	31,611
	MS&AD Insurance Group Holdings Inc.	1,177,600	27,679
	Recruit Holdings Co. Ltd.	441,099	26,798
	Mitsui Fudosan Co. Ltd.	2,728,073	25,706
	Daito Trust Construction Co. Ltd.	149,976	18,268
	MatsukiyoCocokara & Co.	1,019,000	16,788
	Isuzu Motors Ltd.	1,209,329	16,489
	FANUC Corp.	546,000	16,036
	Renesas Electronics Corp.	914,000	13,265
	Resona Holdings Inc.	1,555,300	10,898
			270,466
Mexico (0.8%)
	Wal-Mart de Mexico SAB de CV	5,279,549	15,865
Netherlands (4.7%)
	ASML Holding NV	33,752	28,077
	AerCap Holdings NV	269,407	25,518
	Coca-Cola Europacific Partners plc	258,997	20,396
*	Koninklijke Philips NV	576,829	18,912
			92,903
Other (0.6%)
[2]	Vanguard FTSE Developed Markets ETF	206,941	10,929
Philippines (0.8%)
	BDO Unibank Inc.	5,803,013	16,432
Russia (0.0%)
*,3	Magnit PJSC	31,141	—
Saudi Arabia (1.0%)
	Saudi Awwal Bank	2,133,243	19,744
Singapore (2.8%)
	DBS Group Holdings Ltd.	939,347	27,818
*	Grab Holdings Ltd. Class A	3,944,448	14,989
	Singapore Telecommunications Ltd.	4,826,800	12,137
			54,944
South Korea (3.2%)
	Hyundai Motor Co.	120,954	22,527
	SK Hynix Inc.	159,841	21,393
	KB Financial Group Inc.	326,378	20,138
			64,058
Spain (2.5%)
	Industria de Diseno Textil SA	444,667	26,336
	Banco Bilbao Vizcaya Argentaria SA	2,224,970	24,035
			50,371
Sweden (2.2%)
	Volvo AB Class B	1,149,289	30,401
*	Spotify Technology SA	38,408	14,155
			44,556
Switzerland (3.2%)
	Novartis AG (Registered)	353,442	40,696
	Holcim AG	224,330	21,969
			62,665

International Core Stock Fund
	Shares	Market Value• ($000)
Taiwan (5.3%)
Taiwan Semiconductor Manufacturing Co. Ltd.	2,418,045	72,914
Uni-President Enterprises Corp.	6,005,000	16,430
MediaTek Inc.	432,000	15,922
		105,266
United Kingdom (12.7%)
Shell plc	1,170,326	37,967
Tesco plc	6,683,755	32,091
BAE Systems plc	1,755,941	29,152
Glencore plc	4,814,818	27,573
GSK plc	1,236,809	25,183
International Consolidated Airlines Group SA	8,656,252	23,778
Intermediate Capital Group plc	692,434	20,678
Barclays plc	6,523,165	19,599
Haleon plc	3,651,092	19,104
Next plc	118,640	15,542
		250,667
Total Common Stocks (Cost $1,637,752)		1,969,506
Temporary Cash Investments (1.6%)
Money Market Fund (1.6%)
[4,5] Vanguard Market Liquidity Fund, 5.014% (Cost $31,177)	311,771	31,177
Total Investments (101.0%) (Cost $1,668,929)		2,000,683
Other Assets and Liabilities—Net (-1.0%)		(19,033)
Net Assets (100%)		1,981,650
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $21,696,000.
2	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3	Security value determined using significant unobservable inputs.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $23,027,000 was received for securities on loan.
See accompanying Notes, which are an integral part of the Financial Statements.

International Core Stock Fund
Statement of Assets and Liabilities
As of September 30, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $1,628,904)	1,958,577
Affiliated Issuers (Cost $40,025)	42,106
Total Investments in Securities	2,000,683
Investment in Vanguard	54
Foreign Currency, at Value (Cost $2,575)	2,582
Receivables for Investment Securities Sold	451
Receivables for Accrued Income	4,861
Receivables for Capital Shares Issued	4,144
Total Assets	2,012,775
Liabilities
Due to Custodian	451
Payables for Investment Securities Purchased	63
Collateral for Securities on Loan	23,027
Payables for Capital Shares Redeemed	1,666
Payables to Investment Advisor	986
Payables to Vanguard	150
Deferred Foreign Capital Gains Taxes	4,782
Total Liabilities	31,125
Net Assets	1,981,650
1 Includes $21,696,000 of securities on loan.
At September 30, 2024, net assets consisted of:

Paid-in Capital	1,635,401
Total Distributable Earnings (Loss)	346,249
Net Assets	1,981,650

Investor Shares—Net Assets
Applicable to 8,779,876 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	122,564
Net Asset Value Per Share—Investor Shares	$13.96

Admiral™ Shares—Net Assets
Applicable to 66,528,496 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,859,086
Net Asset Value Per Share—Admiral Shares	$27.94
See accompanying Notes, which are an integral part of the Financial Statements.

International Core Stock Fund
Statement of Operations

Year Ended September 30, 2024
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	43,398
Dividends—Affiliated Issuers	937
Interest—Affiliated Issuers	1,003
Securities Lending—Net	14
Total Income	45,352
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,888
Performance Adjustment	515
The Vanguard Group—Note C
Management and Administrative—Investor Shares	244
Management and Administrative—Admiral Shares	2,255
Marketing and Distribution—Investor Shares	7
Marketing and Distribution—Admiral Shares	79
Custodian Fees	119
Auditing Fees	43
Shareholders’ Reports and Proxy Fees—Investor Shares	6
Shareholders’ Reports and Proxy Fees—Admiral Shares	48
Trustees’ Fees and Expenses	1
Other Expenses	35
Total Expenses	6,240
Net Investment Income	39,112
Realized Net Gain (Loss)
Capital Gain Distributions Received—Affiliated Issuers	—
Investment Securities Sold—Unaffiliated Issuers[2]	37,115
Investment Securities Sold—Affiliated Issuers	2,234
Foreign Currencies	161
Realized Net Gain (Loss)	39,510
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[3]	302,910
Investment Securities—Affiliated Issuers	1,964
Foreign Currencies	63
Change in Unrealized Appreciation (Depreciation)	304,937
Net Increase (Decrease) in Net Assets Resulting from Operations	383,559
1	Dividends are net of foreign withholding taxes of $4,562,000.
2	Realized Gain (Loss) is net of foreign capital gains taxes of $3,356,000.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $2,887,000.
See accompanying Notes, which are an integral part of the Financial Statements.

International Core Stock Fund
Statement of Changes in Net Assets

	Year Ended September 30,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	39,112	30,155
Realized Net Gain (Loss)	39,510	(24,008)
Change in Unrealized Appreciation (Depreciation)	304,937	130,616
Net Increase (Decrease) in Net Assets Resulting from Operations	383,559	136,763
Distributions
Investor Shares	(1,915)	(1,381)
Admiral Shares	(29,145)	(16,186)
Total Distributions	(31,060)	(17,567)
Capital Share Transactions
Investor Shares	18,764	11,992
Admiral Shares	357,215	437,537
Net Increase (Decrease) from Capital Share Transactions	375,979	449,529
Total Increase (Decrease)	728,478	568,725
Net Assets
Beginning of Period	1,253,172	684,447
End of Period	1,981,650	1,253,172
See accompanying Notes, which are an integral part of the Financial Statements.

International Core Stock Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,				October 1, 2019[1] to September 30, 2020
	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$11.22	$9.58	$12.50	$9.91	$10.00
Investment Operations
Net Investment Income[2]	.291	.305	.329	.307	.190
Net Realized and Unrealized Gain (Loss) on Investments	2.703	1.550	(2.723)	2.490	(.269)
Total from Investment Operations	2.994	1.855	(2.394)	2.797	(.079)
Distributions
Dividends from Net Investment Income	(.254)	(.215)	(.336)	(.207)	(.011)
Distributions from Realized Capital Gains	—	—	(.190)	—	—
Total Distributions	(.254)	(.215)	(.526)	(.207)	(.011)
Net Asset Value, End of Period	$13.96	$11.22	$9.58	$12.50	$9.91
Total Return[3]	27.08%	19.47%	-20.00%	28.44%	-0.79%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$123	$82	$60	$70	$39
Ratio of Total Expenses to Average Net Assets[4]	0.48%	0.48%	0.48%[5]	0.45%	0.46%[5,6]
Ratio of Net Investment Income to Average Net Assets	2.32%	2.72%	2.84%	2.53%	2.04%[6]
Portfolio Turnover Rate	74%	76%	63%	89%	80%
1	The subscription period for the fund was October 1, 2019, to October 15, 2019, during which time all assets were held in cash. Performance measurement began October 16, 2019, the first business day after the subscription period, at a net asset value of $10.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, and 0.00%. Performance-based investment advisory fees did not apply before fiscal year 2021.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.48% and 0.45%, respectively.
6	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.

International Core Stock Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended September 30,				October 1, 2019[1] to September 30, 2020
	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$22.46	$19.17	$25.02	$19.85	$20.00
Investment Operations
Net Investment Income[2]	.615	.647	.671	.684	.401
Net Realized and Unrealized Gain (Loss) on Investments	5.395	3.096	(5.446)	4.921	(.527)
Total from Investment Operations	6.010	3.743	(4.775)	5.605	(.126)
Distributions
Dividends from Net Investment Income	(.530)	(.453)	(.695)	(.435)	(.024)
Distributions from Realized Capital Gains	—	—	(.380)	—	—
Total Distributions	(.530)	(.453)	(1.075)	(.435)	(.024)
Net Asset Value, End of Period	$27.94	$22.46	$19.17	$25.02	$19.85
Total Return[3]	27.18%	19.65%	-19.95%	28.47%	-0.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,859	$1,171	$625	$466	$149
Ratio of Total Expenses to Average Net Assets[4]	0.38%	0.38%	0.38%[5]	0.35%	0.36%[5,6]
Ratio of Net Investment Income to Average Net Assets	2.44%	2.88%	2.93%	2.78%	2.15%[6]
Portfolio Turnover Rate	74%	76%	63%	89%	80%
1	The subscription period for the fund was October 1, 2019, to October 15, 2019, during which time all assets were held in cash. Performance measurement began October 16, 2019, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, and 0.00%. Performance-based investment advisory fees did not apply before fiscal year 2021.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.38% and 0.35%, respectively.
6	Annualized.
See accompanying Notes, which are an integral part of the Financial Statements.

International Core Stock Fund
Notes to Financial Statements
Vanguard International Core Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended September 30, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
7. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the

International Core Stock Fund
securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxy fees. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.  Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance relative to the MSCI All Country World Index ex USA for the preceding three years. For the year ended September 30, 2024, the investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets, before a net increase of $515,000 (0.03%) based on performance.
C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2024, the fund had contributed to Vanguard capital in the amount of $54,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of September 30, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	137,404	—	—	137,404
Common Stocks—Other	85,987	1,746,115	—	1,832,102
Temporary Cash Investments	31,177	—	—	31,177
Total	254,568	1,746,115	—	2,000,683
E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; and the recognition of unrealized gains from

International Core Stock Fund
passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	32,963
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	324,392
Capital Loss Carryforwards	(11,106)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	346,249
The tax character of distributions paid was as follows:
	Year Ended September 30,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	31,060	17,567
Long-Term Capital Gains	—	—
Total	31,060	17,567
*	Includes short-term capital gains, if any.
As of September 30, 2024, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,671,541
Gross Unrealized Appreciation	363,436
Gross Unrealized Depreciation	(34,294)
Net Unrealized Appreciation (Depreciation)	329,142
F.  During the year ended September 30, 2024, the fund purchased $1,559,518,000 of investment securities and sold $1,178,642,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisor or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2024, such purchases were $71,000 and sales were $18,976,000, resulting in net realized loss of $6,481,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
G.  Capital share transactions for each class of shares were:
	Year Ended September 30,
	2024		2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	56,397	4,469	38,395	3,429
Issued in Lieu of Cash Distributions	1,620	136	1,167	109
Redeemed	(39,253)	(3,136)	(27,570)	(2,457)
Net Increase (Decrease)—Investor Shares	18,764	1,469	11,992	1,081
Admiral Shares
Issued	627,654	25,132	568,178	25,386
Issued in Lieu of Cash Distributions	21,842	920	13,521	633
Redeemed	(292,281)	(11,662)	(144,162)	(6,474)
Net Increase (Decrease)—Admiral Shares	357,215	14,390	437,537	19,545

International Core Stock Fund
H.  Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Sep. 30, 2023 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2024 Market Value ($000)
Vanguard FTSE Developed Markets ETF	9,262	265,167	267,699	2,234	1,965	937	—	10,929
Vanguard Market Liquidity Fund	27,230	NA1	NA1	—	(1)	1,003	—	31,177
Total	36,492	265,167	267,699	2,234	1,964	1,940	—	42,106
1	Not applicable—purchases and sales are for temporary cash investment purposes.
I.  Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2024, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard International Core Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Core Stock Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund") as of September 30, 2024, the related statement of operations for the year ended September 30, 2024, the statement of changes in net assets for each of the two years in the period ended September 30, 2024, including the related notes, and the financial highlights for each of the four years in the period ended September 30, 2024 and for the period October 1, 2019 (commencement of subscription period) through September 30, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2024 and the financial highlights for each of the four years in the period ended September 30, 2024 and for the period October 1, 2019 (commencement of subscription period) through September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 20, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The fund hereby designates $27,412,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2023. Shareholders will be notified in January 2025 via IRS Form 1099 of the amounts for use in preparing their 2024 income tax return.
The fund hereby designates for the fiscal year $349,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund designates to shareholders foreign source income of $47,917,000 and foreign taxes paid of $6,759,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
Q24040 112024

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9: Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10: Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable. The Trustees’ Fees and Expenses are included in the financial statements filed under Item 7 of this Form.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contracts.

Not applicable.

Item 12: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16: Controls and Procedures.

a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. In February 2024, a third-party service provider began performing security pricing services for the Registrant. There were no other changes in the Registrant’s internal control over financial reporting or in other factors that could significantly affect this control during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 17: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18: Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19: Exhibits.

(a)(1)	Code of Ethics filed herewith.

(a)(2)	Certifications filed herewith.

(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: November 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: November 22, 2024

VANGUARD HORIZON FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: November 22, 2024

* By:	/s/ John E. Schadl

John E. Schadl, pursuant to a Power of Attorney filed on July 25, 2024 (see File Number 33-48863), Incorporated by Reference.